                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and entered into as of this 28 day of August, 2003, by and among ARRIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), ARRIS INTERACTIVE L.L.C., a Delaware limited liability company ("Arris LLC"), certain Subsidiaries of the Company listed on the signature pages hereof (together with the Company and Arris LLC, the "Borrowers"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT, as administrative agent, collateral agent and syndication agent for the Lenders ("Collateral Agent").

         WHEREAS, Borrowers, Lenders, and Agent entered into that certain Credit Agreement, dated as of August 3, 2001, pursuant to which the Lenders agreed to make certain loans to the Borrowers (as amended, modified, supplemented and restated from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; and

         WHEREAS, Borrowers, Lenders, and Agent desire to amend the Credit Agreement to reduce the Revolving Loan Commitments to $92,500,000 by terminating the Revolving Loan Commitment of Bank One, NA ("Bank One") and to make certain other amendments as set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         1.       Amendments to Credit Agreement.

         (a) Section 1.1 to the Credit Agreement shall be amended by adding the following definition, which shall be inserted in the proper alphabetical order:

         "Eleventh Amendment" shall mean and refer to that certain "Eleventh Amendment to Credit Agreement" by and among the Borrowers, Lenders, and Agent, as identified therein, dated as of Eleventh Amendment Date.

         "Eleventh Amendment Date" shall mean August 28, 2003.

         (b) Section 2.4A(iii) of the Credit Agreement is hereby amended by adding the following clause (l) at the end of such subsection:

         "(l) Elimination of Revolving Loan Commitment of Bank One on Eleventh Amendment Date. On the Eleventh Amendment Date, the Revolving Loan Commitment of Bank One shall be reduced to zero and the aggregate Revolving Loan Commitments shall be reduced to $92,500,000 after giving effect so such reduction of the Revolving Loan Commitment of Bank One, in each case in accordance with the terms of the Eleventh Amendment.

         2. Termination of Revolving Loan Commitment of Bank One and Reduction of Aggregate Revolving Loan Commitments.


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         The Borrowers, Lenders and Agents acknowledge and agree that as of the date hereof, (i) no Loans are outstanding, (ii) the Revolving Loan Commitment of Bank One shall terminate, (iii) Bank One shall relinquish its rights as a Lender under the Credit Agreement (other than any rights Bank One may have as a Lender under subsection 10.10B of the Credit Agreement, which rights survive the termination of Bank One's Revolving Loan Commitment hereunder and the termination of the Credit Agreement), (iv) Bank One shall be released from its obligations as a Lender under the Credit Agreement (including, without limitation, any obligations relating to letters of credit outstanding as of the date hereof) and any related loan documents and shall cease to be a party thereto, and (v) the aggregate Revolving Loan Commitments shall be reduced to $92,500,000. In addition, the Borrowers agree to pay to Agent, for distribution to Bank One, (i) any commitment fees accrued up to and including the Eleventh Amendment Date which are due to Bank One pursuant to Section 2.3 of the Credit Agreement, and (ii) any Letter of Credit fees accrued up to and including the Eleventh Amendment Date which are due to Bank One pursuant to Section 3.2 of the Credit Agreement.

         As of the date hereof, the amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 1 annexed hereto.

         3.       Representations, Warranties and Covenants of Borrowers.

         (a) Each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

                  (i) each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

                  (ii) each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment, and

                  (iii) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

         (b) Each Borrower acknowledges and agrees that no right of offset, defense (other than to the extent of prior payment or performance of any Obligations), counterclaim, claim, causes of action or objection in favor of any Borrower against either Agent or any Lender presently exists by reason of any act, event, omission, manner, cause or things occurring on or prior to the date of this Amendment arising out of or with respect to, (i) the Credit Agreement, as hereby amended, or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of any of the Loans, the Obligations or any Letter of Credit.


                                       2
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         4.       Further Assurances. Borrowers agree to take such further
action as Collateral Agent shall reasonably request in connection herewith to evidence the agreement herein contained.

         5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of New York.


                            [Signature Pages Follow]


                                       3
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         IN WITNESS WHEREOF, Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.


                                        BORROWERS:

                                        ARRIS INTERNATIONAL, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                Secretary


                                        ARRIS INTERACTIVE L.L.C.

                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Executive Vice President


                                        ANTEC ASSET MANAGEMENT COMPANY


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  President


                                        ANTEC LICENSING COMPANY


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  President


                                        TEXSCAN CORPORATION


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Chairman of the Board


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                                        ELECTRONIC CONNECTOR CORPORATION OF
                                        ILLINOIS


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Vice President


                                        POWER GUARD, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Vice President


                                        KEPTEL, INC.


                                        By: /s/ Lawrence A. Margolis
                                           ------------------------------------
                                        Name:  Lawrence A. Margolis
                                        Title:  Vice President


                    [Signatures Continue on Following Pages]


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                                        COLLATERAL AGENT:

                                        THE CIT GROUP/BUSINESS CREDIT, INC., as
                                        Administrative Agent, Collateral Agent,
                                        and Syndication Agent


                                        By: /s/ John F. Bohan
                                           ------------------------------------
                                        Name:  John F. Bohan
                                        Title:  Vice President


                          [Lenders' Signatures Follow]


                                        LENDERS:

                                        BANK ONE, NA, as successor by merger to
                                        American National Bank And Trust
                                        Company Of Chicago


                                        By: /s/ Diane M. Zurick
                                           ------------------------------------
                                        Name:  Diane M. Zurick
                                        Title:  Associate Director


                                        THE CIT GROUP/BUSINESS CREDIT, INC.


                                        By: /s/ John F. Bohan
                                           ------------------------------------
                                        Name:  John F. Bohan
                                        Title:  Vice President


                                        CONGRESS FINANCIAL CORPORATION
                                        (SOUTHWEST)


                                        By: /s/ Paul Truax
                                           ------------------------------------
                                        Name: Paul Truax
                                        Title:  Vice President


                                        FLEET CAPITAL CORPORATION


                                        By: /s/ Douglas Strange
                                           ------------------------------------
                                        Name: Douglas Strange
                                        Title:  Vice President


                                        GMAC COMMERCIAL FINANCE LLC successor,
                                        by merger, to GMAC COMMERCIAL CREDIT
                                        LLC


                                        By: /s/ Steven J. Brown
                                           ------------------------------------
                                        Name:  Steven J. Brown
                                        Title:  Vice President